UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR CH1 3709527v.5

Item 1.01 Entry into a Material Definitive Agreement
     On January 16, 2007, EOP Operating Limited Partnership (“EOP Partnership”), Equity Office Properties Trust (“Equity Office”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into the Eighteenth Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of December 6, 1995 (the “1995 Indenture”), among EOP Partnership (as successor to Spieker Properties, L.P.), Equity Office (as successor to Spieker Properties, Inc.) and the Trustee with respect to each series of notes issued thereunder (the “1995 Indenture Notes”).
     On January 16, 2007, EOP Partnership, Equity Office and the Trustee entered into the Third Supplemental Indenture, dated as of January 16, 2007 (the “Third Supplemental Indenture to the 2000 Indenture”), to the Indenture, dated as of August 29, 2000 (the “2000 Indenture”), among EOP Partnership, Equity Office and the Trustee with respect to the 4% Exchangeable Senior Notes due 2026 issued thereunder (the “Exchangeable Notes”).
     On January 19, 2007, EOP Partnership, Equity Office, the Trustee and, solely with respect to EOP Partnership’s Internotes, BNY Midwest Trust Company, as trustee, entered into the Fourth Supplemental Indenture, dated as of January 19, 2007, to the 2000 Indenture among EOP Partnership, Equity Office, the Trustee and, solely with respect to EOP Partnership’s Internotes, BNY Midwest Trust Company, as trustee, with respect to all of the notes issued thereunder other than the Exchangeable Notes (the “2000 Indenture Notes”).
     On January 19, 2007, EOP Partnership and the Trustee entered into the Second Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997 (the “1997 Indenture” and, together with the 1995 Indenture and the 2000 Indenture, the “Indentures”), between EOP Partnership and the Trustee with respect to all of the notes issued thereunder (the “1997 Indenture Notes” and, together with the 1995 Indenture Notes and the 2000 Indenture Notes, the “Notes”).
     On January 19, 2007, EOP Partnership and the Trustee entered into the Third Supplemental Indenture, dated as of January 19, 2007, to the 1997 Indenture with respect to the 6.763% Notes due 2007 and the 7.25% Notes due 2028 issued thereunder.
     The supplemental indentures (other than the Third Supplemental Indenture to the 2000 Indenture) were entered into in connection with EOP Partnership’s previously announced tender offers and consent solicitations (the “Offers”) with respect to the Notes commenced on December 26, 2006. As part of the Offers, EOP Partnership sought and has received the requisite consent from holders of the Notes to proposed amendments relating to the Notes and the Indentures. These supplemental indentures (other than the Third Supplemental Indenture to the 2000 Indenture) contain the proposed amendments which amend the Indentures to eliminate substantially all of the restrictive covenants contained in the Indentures and the Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions contained in the Indentures and the Notes. The proposed amendments to the Indentures became effective upon the execution and delivery of the applicable supplemental indentures. The proposed amendments will become operative concurrently with the mergers of EOP Partnership and Equity Office with affiliates of The Blackstone Group (the “Mergers”), as described in the Offers, provided all Notes validly tendered are accepted for purchase pursuant to the Offers upon consummation of the Mergers.
     The Third Supplemental Indenture to the 2000 Indenture was entered into in connection with EOP Partnership’s previously announced consent solicitation (the “Solicitation”) with respect to the Exchangeable Notes commenced on December 26, 2006. As part of the Solicitation, EOP Partnership sought and has received the requisite consent from holders of the Exchangeable Notes to proposed amendments relating to the Exchangeable Notes and the 2000 Indenture and the registration rights agreement relating to the Exchangeable Notes (described under Item 8.01 below). The Third Supplemental Indenture to the 2000 Indenture contains the proposed amendments which amend the 2000 Indenture with respect to the Exchangeable Notes to eliminate substantially all of the restrictive covenants contained in the 2000 Indenture with respect to the Exchangeable Notes and the Exchangeable Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions contained in the 2000 Indenture and the Exchangeable Notes. The proposed amendments to the Indentures became effective upon the execution and delivery of the applicable supplemental indentures. The proposed amendments will become operative concurrently with the Mergers, as described in the Solicitation documents, subject to all of the terms and conditions of the Solicitation.
     The foregoing summary is qualified in its entirety by reference to the supplemental indentures, copies of which are attached hereto as Exhibits 4.1 through 4.5 and are incorporated by reference herein.
Item 3.03 Material Modification to Rights of Security Holders
     See the description under Item 1.01, which is incorporated by reference herein.
Item 8.01. Other Events.
     On January 16, 2007, EOP Partnership and Equity Office entered into an Amendment (the “Amendment”), dated as of January 10, 2007, to its Registration Rights Agreement (the “Registration Rights Agreement”), dated as of June 27, 2006, among Equity Office, EOP Operating Limited Partnership and the several initial purchasers named therein. The Amendment provides for the termination of EOP Partnership’s obligations under the Registration Rights Agreement relating to the Exchangeable Notes, including its obligations to maintain the shelf registration statement with respect to the Exchangeable Notes and the common shares issuable upon exchange of the Exchangeable Notes, other than EOP Partnership’s obligations to pay liquidated damages upon registration defaults and to indemnify holders under the terms set forth in the Registration Rights Agreement, subject to the satisfaction of certain conditions including the completion of the Mergers. A copy of the Amendment is attached hereto as Exhibit 4.6 and is incorporated by reference herein.
     On January 18, 2007, Equity Office issued a press release announcing that EOP Partnership has received the requisite consents to adopt the proposed amendments that have been the subject of its Offers relating to the 1997 Indenture Notes and the 2000 Indenture Notes. A copy of the press release is attached hereto as Exhibit 99.1.
     On January 16, 2007, Equity Office issued a press release announcing that its Board of Trustees had declared the first quarter dividend for Equity Office’s Series B preferred shares of beneficial interest. A copy of the press release is attached hereto as Exhibit 99.2.
Additional Information About the Mergers and Where to Find It
     In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on December 29, 2006 and is furnishing the definitive proxy statement to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com. The contents of the Equity Office website are not made part of this press release.
     Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement relating to the proposed mergers described above.

Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description	Location

4.1	Eighteenth Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of December 6, 1995, among EOP Partnership, Equity Office and U.S. Bank National Association	Filed herewith

4.2	Third Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of August 29, 2000, among EOP Partnership, Equity Office and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to Equity Office and EOP Partnership’s Registration Statement on Form S-3/A (SEC File No. 333-137267)

4.3	Fourth Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of August 29, 2000, among EOP Partnership, Equity Office, U.S. Bank National Association and BNY Midwest Trust Company	Filed herewith

4.4	Second Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Filed herewith

4.5	Third Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Filed herewith

4.6	Amendment, dated as of January 10, 2007, to the Registration Rights Agreement dated as of June 27, 2006	Incorporated by reference to Exhibit 4.7 to Equity Office and EOP Partnership’s Registration Statement on Form S-3/A, (SEC File No. 333-137267)

99.1	Press Release Announcing the Receipt of Consents in Respect of Certain Consent Solicitations, dated January 18, 2007	Filed herewith

99.2	Press Release Announcing First Quarter Dividend for Equity Office’s Series B Preferred Shares of Beneficial Interest	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: January 22, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: January 22, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description	Location

4.1	Eighteenth Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of December 6, 1995, among EOP Partnership, Equity Office and U.S. Bank National Association	Filed herewith

4.2	Third Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of August 29, 2000, among EOP Partnership, Equity Office and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to Equity Office and EOP Partnership’s Registration Statement on Form S-3/A (SEC File No. 333-137267)

4.3	Fourth Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of August 29, 2000, among EOP Partnership, Equity Office, U.S. Bank National Association and BNY Midwest Trust Company	Filed herewith

4.4	Second Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Filed herewith

4.5	Third Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Filed herewith

4.6	Amendment, dated as of January 10, 2007, to the Registration Rights Agreement dated as of June 27, 2006	Incorporated by reference to Exhibit 4.7 to Equity Office and EOP Partnership’s Registration Statement on Form S-3/A, (SEC File No. 333-137267)

99.1	Press Release Announcing the Receipt of Consents in Respect of Certain Consent Solicitations, dated January 18, 2007	Filed herewith

99.2	Press Release Announcing First Quarter Dividend for Equity Office’s Series B Preferred Shares of Beneficial Interest	Filed herewith